UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2013 (June 7, 2013)

IMMERSION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27969	94-3180138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Rio Robles

San Jose, California 95134

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 467-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submissions of Matters to a Vote of Security Holders.

On June 7, 2013, Immersion Corporation (“Immersion”) held its 2013 Annual Meeting of Stockholders. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities and Exchange Act. The following proposals were adopted as follows:

1.	The election of one (1) Class II director, David Sugishita, to serve for a term of three years and until his successor is elected and qualified, or until his earlier death, resignation or removal:

Nominees	Shares For	Shares Withheld	Broker Non-Votes
David Sugishita	17,142,933	514,700	6,166,606

2.	Ratification of the Appointment of Deloitte & Touche LLP as Immersion’s Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2013:

Shares For	Shares Against	Shares Abstaining
23,523,232	234,010	66,997

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2013	IMMERSION CORPORATION

	By:	/s/ Amie Peters
Amie Peters
General Counsel